SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 2003

Candela Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-14742	04-2477008
(State of other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Boston Post Road Wayland, Massachusetts		01778
(Address of principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (508) 358-7400

TOTAL NUMBER OF SEQUENTIALLY NUMBERED PAGES 4

EXHIBIT INDEX APPEARS ON PAGE 3

Item 12.  Results of Operations and Financial Condition.

On August 19, 2003, Candela Corporation issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended June 28, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2003	CANDELA CORPORATION

	By:	/s/ F. Paul Broyer
F. Paul Broyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued by Candela Corporation on August 19, 2003.